Post-employment Benefits Plans	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Post-employment Benefits Plans
40.	POST-EMPLOYMENT BENEFITS PLANS
As stipulated by the regulations of the PRC, the Group participates in various defined contribution retirement plans organized by municipal, autonomous regional and provincial governments for its employees. The Group is required to make contributions to the retirement plans at rates ranging from 14% to 20% of the salaries, bonuses and certain allowances of the employees, while the PRC government resolved to waive certain proportion of such contributions during the specific period affected by the
Covid-19
in order to help enterprises withstand the pandemic and stabilise employment. A member of the plan is entitled to a pension equal to a fixed proportion of the salary prevailing at the member’s retirement date. Other than the above, the Group also participates in supplementary defined contribution retirement plans managed by independent external parties whereby the Group is required to make contributions to the retirement plans at fixed rates of the employees’ salaries, bonuses and certain allowances. The Group has no other material obligation for the payment of pension benefits associated with these plans beyond the annual contributions described above. During the reporting period, no forfeited contributions may be used by the Group to reduce the existing level of contributions.
The Group’s contributions for the above plans for the years ended December 31, 2018, 2019 and 2020 were RMB7,256 and RMB8,616 and RMB6,599, respectively.
The amount payable for contributions to the above defined contribution retirement plans as of December 31, 2019 and 2020 was RMB755 and RMB746, respectively.